SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2008

TEKNI-PLEX, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

333-28157		22-3286312
(Commission File Number)		(IRS Employer Identification No.)

260 NORTH DENTON TAP ROAD COPPELL, TEXAS		75019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 304-5077

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
Item 3.03  Material Modification to Rights of Security Holders.

On March 17, 2008, Tekni-Plex, Inc. (“Tekni-Plex” or the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that it has entered into an amendment (the “Forbearance Amendment”) to its Forbearance Agreement (as amended, the “Forbearance Agreement”), dated as of January 16, 2008, with entities (collectively, the “Noteholder Group”) that have represented that they hold more than 91% of the Company’s 12.75% Senior Subordinated Notes Due 2010 (the “Subordinated Notes”) and more than 67% of the Company’s 8.75% Senior Secured Notes due 2013.  The Forbearance Amendment, a copy of which is attached hereto as Exhibit 10.1, amends the Forbearance Period under and as defined in the Forbearance Agreement such that it continues until March 27, 2008, unless terminated earlier in accordance with the terms of the Forbearance Agreement, which terms were described in the Company’s  Form 8-K filed on February 21, 2008 and remain unchanged by the Forbearance Amendment.

Negotiations among the Company, the Noteholder Group and the Company’s other stakeholders have commenced with respect to the terms of a restructuring of the Subordinated Notes.  There can be no assurance that the parties will be able to reach an agreement on the terms of such a restructuring.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1
Amendment No. 2, dated as of March 14, 2008, to the Forbearance Agreement, dated as of January 16, 2008, as amended, by and among Tekni-Plex, Inc., each of its subsidiaries identified on the signature pages thereof, and various other parties.

99.1	Press Release of Tekni-Plex, Inc. dated March 17, 2008.

This current report on Form 8-K includes statements that may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, usually containing the words “believe,” “estimate,” “project,” “expect” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from these expectations due to the Company’s ongoing discussions with its lenders and investors, the outcome of which cannot be accurately predicted. Other factors that would cause or contribute to such differences include, but are not limited to: price volatility and availability of raw materials and the Company’s ability to correspondingly increase its prices, competitive factors, risks related to foreign investments and operations, seasonality, changes in environmental and safety laws and regulations and other risks discussed in the Company’s periodic and other filings with the Securities and Exchange Commission. By making these forward-looking statements, Tekni-Plex undertakes no obligation to update these statements for revisions or changes after the date of this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKNI-PLEX, INC.

Date:	March 17, 2008	By:	/s/ James E. Condon
			Name:	James E. Condon
			Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Amendment No. 2, dated as of March 14, 2008, to the Forbearance Agreement, dated as of January 16, 2008, as amended, by and among Tekni-Plex, Inc., each of its subsidiaries identified on the signature pages thereof, and various other parties.

99.1	Press Release of Tekni-Plex, Inc. dated March 17, 2008.